EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Abeona Therapeutics Inc. (the "Company") on Form 10-Q for the three months ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Steven H. Rouhandeh, Executive Chairman of the Company, and Christine Silverstein, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 9, 2019	By:	/s/ Steven H. Rouhandeh
Steven H. Rouhandeh
Executive Chairman
(Principal Executive Officer)

Date:	August 9, 2019	By:	/s/ Christine Silverstein
Christine Silverstein
Chief Financial Officer
(Principal Financial Officer)